UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2018

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55167	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd Edina, MN 55439	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers

Effective December 3, 2018, the Board of Directors of registrant PetVivo Holdings, Inc., a Nevada corporation (“PetVivo”) terminated the employment of its CEO, Wesley Hayne. The Board of Directors, under the direction of the Co-Chairs, Sherry Grisewood and David Merrill, has assumed the roles and responsibilities of the Chief Executive Officer and will appoint one or more liaison(s) to the remaining management team to provide day-to-day operations and finance guidance and leadership. PetVivo’s Controller, John Carruth, has been elevated to the position of Acting Chief Financial Officer and has assumed all duties and responsibilities related to the Chief Financial Officer’s role in the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: December 10, 2018	By:	/s/ John Lai
	Name:	John Lai
	Title:	President